Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring
Statement:                        November 13, 2006

Issuer Name and Ticker or
Trading Symbol:                   Celanese Corporation (CE)

Designated Filer:                 Blackstone LR Associates (Cayman) IV Ltd.

Other Joint Filers:               Blackstone Capital Partners (Cayman) Ltd. 1,
                                  Blackstone Capital Partners (Cayman) Ltd. 2,
                                  Blackstone Capital Partners (Cayman) Ltd. 3,
                                  Peter G. Peterson, Stephen A. Schwarzman

Addresses:                        The principal business address of each of
                                  the Joint Filers above is
                                  c/o The Blackstone Group,
                                  345 Park Avenue, New York, New York 10154

Signatures:                       Blackstone Capital Partners (Cayman) Ltd. 1

                                     By:    /s/ Robert L. Friedman
                                         ----------------------------
                                         Name:  Robert L. Friedman
                                         Title: Director

                                  Blackstone Capital Partners (Cayman) Ltd. 2

                                     By:    /s/ Robert L. Friedman
                                         ----------------------------
                                         Name:  Robert L. Friedman
                                         Title: Director


                                  Blackstone Capital Partners (Cayman) Ltd. 3

                                     By:    /s/ Robert L. Friedman
                                         ----------------------------
                                         Name:  Robert L. Friedman
                                         Title: Director


                                  By: /s/ Peter G. Peterson
                                      ----------------------------
                                      Peter G. Peterson


                                  By: /s/ Stephen A. Schwarzman
                                      ----------------------------
                                      Stephen A. Schwarzman